Equity	3 Months Ended
Apr. 30, 2015
Equity [Abstract]
EQUITY

NOTE 6 - EQUITY

On November 4, 2014 a verified complaint was filed in Clark County, Nevada being case number A-14-709328-C against the Company by an investor known as James McCrink on behalf of the James E. McCrink Trust. The company and James E McCrink Trust reached a settlement on January 19, 2015 and issued 2,700,000 shares of common stock at a fair market value of $54,000 on February 17, 2015 in accordance with the settlement agreement.

On February 13, 2015 the Company issued 4,587,156 shares for legal services rendered for $20,183.

On March 20, 2015 the Company issued 9,000,000 shares with 3,000,000 shares going to each board member as compensation for serving on the board for a total of $36,900.